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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): JANUARY 21, 1997


                         BAY APARTMENT COMMUNITIES, INC.
                Exact name of Registrant as specified in charter)

       MARYLAND                        1-12672                 77-0404318
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(State or other jurisdiction   (Commission file number)    (IRS employer
    of incorporation)                                      identification no.)

         4340 STEVENS CREEK BOULEVARD, SUITE 275, SAN JOSE, CA 95129
         -----------------------------------------------------------
             (Address of principal executive offices) (Zip Code)

                                (408) 983-1500
                                --------------
             (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS
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     In 1996, Bay Apartment Communities, Inc. (the "Company") engaged the services of two consulting firms to compile and analyze data to be used in the daily operational and long-term strategic decision-making of the Company's management. Together, these studies provide the Company with general market overviews, demographic trends, and analyses of effective rents, historical vacancy rates and projects in planning, primarily for counties within the San Francisco Bay Area (defined to include Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Sonoma, Santa Clara and Solano Counties) rental market.

     One report, completed by Ann Roulac and Company, is based on an analysis of the research compiled by RealData, Inc., the current producer of the Bay Area Apartment Market Report (BAAMR), a detailed reference guide to the San Francisco Bay Area apartment market. The scope of Ann Roulac and Company's engagement was to identify 100 plus investment grade apartment properties from the BAAMR database of 450 properties for the Alameda, San Francisco, San Mateo and Santa Clara Counties. The data presented by Ann Roulac and Company are based on surveys with managers of 100 properties in the four subject counties.

     The second report, completed by the Rosen Consulting Group, focused its analyses on five counties (i.e., San Mateo, Santa Clara, Alameda, San Francisco and Orange), four of which are located in the San Francisco Bay Area. The Company requested data on Orange County (located in southern California) in order to evaluate its potential as a new submarket. In preparing its report, the Rosen Consulting Group analyzed recent economic trends and forecasted employment trends, demographic trends and the affordability and demand for rental units.

     The reports prepared for the Company by Ann Roulac and Company and the Rosen Consulting Group were attached as exhibits to the Company's current report on Form 8-K dated July 5, 1996. A subsequent addendum to the report prepared by Rosen Consulting Group is attached hereto as an exhibit. The foregoing description of the contents of the two consulting reports does not purport to be complete and is qualified in its entirety by reference to such exhibits.

     In addition, the Company is filing as exhibits hereto an Employment Agreement, dated June 19, 1996, between the Company and Jeffrey B. Van Horn, and a Promissory Note, dated July 26, 1996, between the Company and Mr. Van Horn, each of which was executed in connection with Mr. Van Horn's hiring as Chief Financial Officer and Vice President Accounting/Finance of the Company.

ITEM 7. EXHIBITS
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     (c)  Exhibits
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          10.1 Employment Agreement, dated June 19, 1996, between the Company and Jeffrey B. Van Horn.

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          10.2 Promissory Note, dated July 26, 1996, between the Company and
               Jeffrey B. Van Horn.

          23.1 Consent of Rosen Consulting Group.

          23.2 Consent of Ann Roulac and Company.

          99.1 Addendum to the report entitled The Apartment Markets in Orange, Santa Clara, Alameda, San Francisco and San Mateo Counties, dated June 28, 1996, and the addendum thereto, presented to the Company by the Rosen Consulting Group.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                         BAY APARTMENT COMMUNITIES, INC.




Dated: January 21, 1997                  By: /s/ Gilbert M. Meyer
                                            -----------------------------------
                                            Gilbert M. Meyer
                                            Chairman of the Board and President

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